Vanguard Health Care Fund

Summary Prospectus

May 28, 2010

Investor Shares & Admiral™ Shares

Vanguard Health Care Fund Investor Shares (VGHCX)
Vanguard Health Care Fund Admiral Shares (VGHAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
May 28, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	1%[1]	1%[1]
Account Service Fee (for fund account balances below $10,000)	$20/year	None

1 The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.33%	0.27%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.36%	0.29%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$37	$116	$202	$456
Admiral Shares	$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other health care facilities. The Fund also considers companies engaged in medical, diagnostic, biochemical, and other research and development activities. The Fund’s advisor strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry. The Fund may invest up to 50% of its assets in foreign stocks.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock market. The Fund’s performance could be hurt by:

• Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Fund normally invests at least 80% of its assets in the health care industry, the Fund’s performance largely depends—for better or for worse—on the overall condition of this industry. The health care industry could be adversely affected by various political, regulatory, supply-and-demand, and other economic factors.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes and a comparative benchmark. The Standard & Poor’s Health Care Index tracks the stocks of the health care companies within the S&P 500 Index. As of June 1, 2010, the Fund’s performance benchmark was changed to the MSCI ACWI (All Country World Index) Health Care Index, which measures the health care-related equities market performance of developed and emerging markets, because the Fund’s board of trustees believes that the new benchmark is more consistent with the Fund’s investment objective and strategies. As of June 1, 2010, the Health Care Spliced Index consists of the S&P Health Care Index through May 31, 2010, and the MSCI ACWI Health Care Index thereafter. During the periods covered in the Average Annual Total Returns Table, the Health Care Spliced Index was not yet in operation. MSCI ACWI Health Care Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Returns for the Global Health/Biotechnology Funds Average are derived from data provided by Lipper Inc. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2010, was 2.94%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.25% (quarter ended June 30, 2000), and the lowest return for a quarter was –12.60% (quarter ended March 31, 2001).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Health Care Fund Investor Shares
Return Before Taxes	20.96%	5.68%	9.24%
Return After Taxes on Distributions	20.60	4.59	7.96
Return After Taxes on Distributions and Sale of Fund Shares	14.12	4.75	7.75
Comparative Benchmarks
MSCI ACWI Health Care Index
(reflects no deduction for fees or expenses)	17.43%	3.13%	—%
S&P Health Care Index
(reflects no deduction for fees, expenses, or taxes)	19.70	2.54	2.54
Global Health/Biotechnology Funds Average
(reflects no deduction for taxes)	21.23	2.83	5.45
			Since
			Inception
			(Nov. 12,
	1 Year	5 Years	2001)
Vanguard Health Care Fund Admiral Shares
Return Before Taxes	21.03%	5.76%	6.56%
Comparative Benchmarks
MSCI ACWI Health Care Index
(reflects no deduction for fees or expenses)	17.43%	3.13%	1.12%
S&P Health Care Index
(reflects no deduction for fees, expenses, or taxes)	19.70	2.54	0.92
Global Health/Biotechnology Funds Average
(reflects no deduction for taxes)	21.23	2.83	2.54

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
Wellington Management Company, LLP

Portfolio Managers

Edward P. Owens, CFA, Senior Vice President and Global Industry Analyst of Wellington Management. He has managed the Fund since its inception in 1984.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management. She has been an associate portfolio manager of the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$25,000	$100,000
To add to an existing account	$100 (other than by Automatic	$100 (other than by Automatic
	Investment Plan, which	Investment Plan, which
	has no established minimum)	has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares or related services.

Vanguard Health Care Fund Investor Shares—Fund Number 52 Vanguard Health Care Fund Admiral Shares—Fund Number 552

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© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SP52 052010